Exhibit 99.2

Old National Bancorp

Financial Trends
Third Quarter 2011
October 31, 2011
Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290
Notes: -Summations may not equal due to rounding.

Old National Bancorp
Financial Summary
Third Quarter 2011

				2010				2011
2008	2009	2010		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Profitability (in millions)
$62.5	$13.7	$38.2	Net Income (Loss)	$10.1	$10.5	$11.9	$5.7	$16.4	$17.0	$16.8
0.3	3.9	—	Preferred Dividend and Amort on Preferred Stock	—	—	—	—	—	—	—
62.2	9.8	38.2	Net Income (Loss) Avail. to Common Shareholders	10.1	10.5	11.9	5.7	16.4	17.0	16.8

			Diluted EPS
$0.95	$0.14	$0.44	Net Income (Loss) Avail. to Common Shareholders	$0.12	$0.12	$0.13	$0.07	$0.17	$0.18	$0.18

			Ratios — Net Income
9.49%	1.41%	4.40%	Return on Average Common Equity	4.74%	4.91%	5.40%	2.57%	6.78%	6.87%	6.61%
0.82%	0.17%	0.50%	Return on Average Assets	0.51%	0.55%	0.64%	0.31%	0.82%	0.85%	0.77%
69.39%	80.45%	79.25%	Efficiency Ratio (3)	76.34%	77.64%	77.66%	85.52%	73.58%	71.92%	77.56%
3.82%	3.50%	3.40%	Net Interest Margin (FTE)	3.33%	3.40%	3.42%	3.46%	3.62%	3.67%	3.96%

			Capital Ratios:
			Risk-Based Capital Ratios (EOP):
12.7%	14.3%	13.6%	Tier 1	14.2%	15.1%	15.4%	13.6%	12.8%	13.4%	12.2%
15.1%	16.1%	14.8%	Total	16.1%	17.0%	17.3%	14.8%	14.3%	14.9%	13.7%
9.5%	9.5%	9.0%	Leverage Ratio (to Average Assets)	9.4%	9.8%	10.2%	9.0%	8.4%	8.7%	7.9%

8.67%	9.06%	11.46%	Total Equity to Assets (Averages)	10.81%	11.17%	11.80%	12.09%	12.06%	12.35%	11.65%
5.81%	8.25%	9.68%	Tangible Common Equity to Tangible Assets (2)	8.62%	9.03%	9.58%	9.68%	9.12%	9.52%	8.40%

			Per Common Share Data:
0.69	0.44	0.28	Cash Dividends Declared (1)	0.07	0.07	0.07	0.07	0.07	0.07	0.07
73%	309%	64%	Dividend Payout Ratio (1)	60%	58%	51%	106%	40%	39%	39%
9.56	9.68	10.08	Common Book Value (EOP)	9.82	10.03	10.27	10.08	10.39	10.64	10.85
18.16	12.43	11.89	Market Value (EOP)	11.95	10.36	10.50	11.89	10.72	10.80	9.32
6.74	7.38	7.85	Tangible Common Book Value (2)	7.54	7.77	8.03	7.85	7.53	7.79	7.66

			Other Statistics
2,507	2,812	2,491	Full Time Equivalent Employees (4)	2,708	2,646	2,585	2,491	2,618	2,543	2,454

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.

(2)	See Non-GAAP Reconciliation on Page 8.

(3)	Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes intangible amortization and net securities gains, as is common in other company releases, and better aligns with true operating performance.

(4)	3Q11 excludes 449 full time equivalent contract employees for Integra.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Nine Months		Change			Third Quarter		Change
2011	2010	$	%		2011	2010	$	%
$240.4	$225.9	$14.5	6.4%	Interest Income	$87.2	$72.9	$14.2	19.5%
44.1	61.4	(17.4)	-28.3%	Less: Interest Expense	14.6	18.8	(4.2)	-22.4%

196.3	164.4	31.8	19.4%	Net Interest Income	72.6	54.2	18.4	34.0%

15.5	12.1	3.4	28.3%	Wealth Management Fees	5.1	3.8	1.2	32.4%
38.1	37.5	0.6	1.5%	Service Charges on Deposit Accounts	14.0	12.4	1.6	13.2%
18.7	17.3	1.5	8.4%	ATM Fees	6.8	5.8	0.9	16.2%
2.6	1.8	0.8	45.1%	Mortgage Banking Revenue	0.7	0.6	0.1	8.5%
27.9	27.8	0.1	0.4%	Insurance Premiums and Commissions	8.3	8.7	(0.4)	-4.1%
8.5	6.6	1.9	28.6%	Investment Product Fees	3.0	2.3	0.7	28.0%
3.9	3.1	0.8	26.3%	Company-owned Life Insurance	1.4	1.0	0.4	34.7%
0.5	—	0.5	N/M	Change in Idemnification Asset	0.5	—	0.5	N/M
12.8	10.9	1.9	17.0%	Other Income	4.5	3.6	0.9	24.3%

128.5	117.1	11.4	9.8%	Total Fees, Service Charges & Other Rev.	44.3	38.4	6.0	15.5%

4.5	9.5	(5.0)	-52.3%	Gains (Losses) Sales of Securities (1)	2.9	3.2	(0.4)	-11.8%
0.7	1.4	(0.7)	-49.4%	Gains (Losses) Derivatives	0.1	0.4	(0.2)	-59.8%

133.7	127.9	5.8	4.5%	Total Noninterest Income	47.3	42.0	5.3	12.7%

330.0	292.4	37.6	12.9%	Total Revenues	119.9	96.1	23.8	24.7%

139.9	125.2	14.7	11.8%	Salaries and Employee Benefits	52.3	41.7	10.6	25.5%
37.8	35.8	2.0	5.7%	Occupancy	13.3	11.7	1.6	13.7%
8.7	8.0	0.7	8.3%	Equipment	2.9	2.6	0.3	9.7%
4.2	4.3	(0.1)	-1.9%	Marketing	1.3	1.5	(0.2)	-15.2%
17.5	16.3	1.3	7.8%	Data Processing	5.7	5.1	0.6	11.3%
7.5	7.5	0.0	0.2%	Communication	2.5	2.3	0.2	8.6%
10.5	5.5	5.0	91.0%	Professional Fees	5.9	1.6	4.3	N/M
3.4	3.0	0.4	11.8%	Loan Expenses	1.1	1.0	0.2	16.3%
2.2	2.2	0.0	0.6%	Supplies	0.6	0.7	(0.1)	-8.9%
5.6	6.2	(0.6)	-9.3%	FDIC Assessment	1.7	2.1	(0.4)	-20.2%
17.5	17.1	0.4	2.4%	Other Expense	7.8	5.7	2.0	35.7%

254.8	231.0	23.8	10.3%	Total Noninterest Expense	95.2	76.1	19.1	25.0%

6.4	23.7	(17.2)	-72.8%	Provision for loan losses	(0.1)	6.4	(6.5)	N/M

68.7	37.7	31.1	82.5%	Income (loss)before Income Taxes	24.8	13.6	11.2	82.1%

18.5	5.2	13.3	N/M	Total Taxes	8.0	1.7	6.3	N/M

$50.2	$32.5	$17.8	54.7%	Net Income (Loss)	$16.8	$11.9	$4.9	41.2%

				Diluted EPS
$0.53	$0.37	$0.16	43.9%	Net Income (Loss) Avail to Common	$0.18	$0.13	$0.05	34.1%

				Average Common Shares Outstanding (000’s)
94,468	86,778	7,691	8.9%	Basic	94,492	86,795	7,697	8.9%
94,722	86,890	7,832	9.0%	Diluted	94,785	86,931	7,854	9.0%

94,752	87,172	7,580	8.7%	Common Shares Outstanding (EOP) (000’s)	94,752	87,172	7,580	8.7%

(1) Includes $2.9 million of net gains and $0.0 million of OTTI in 3Q11 and $3.2 million of net gains and $39 thousand of OTTI in 3Q10.

Includes $5.0 million of net gains and $0.5 million of OTTI in YTD 2011 and $12.8 million of net gains and $3.3 million of OTTI in YTD 2010.

OTTI — Other Than Temporary Impairment

EOP — End of period actual balances

N/M = Not meaningful

Old National Bancorp
NET INCOME TRENDS
Third Quarter 2011
($ In Millions except EPS information)

				2010				2011
2008	2009	2010		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$392.5	$340.7	$296.8	Interest Income	$77.3	$75.6	$72.9	$71.0	$76.3	$76.9	$87.2
149.2	109.3	78.4	Less: Interest Expense	22.2	20.4	18.8	17.0	15.0	14.6	14.6

243.3	231.4	218.4	Net Interest Income	55.1	55.2	54.2	54.0	61.4	62.3	72.6

17.4	16.0	16.1	Wealth Management Fees	4.3	4.0	3.8	4.0	5.1	5.3	5.1
45.2	55.2	50.0	Service Charges on Deposit Accounts	11.9	13.2	12.4	12.5	11.6	12.5	14.0
17.2	20.5	23.0	ATM Fees	5.5	5.9	5.8	5.7	5.9	6.1	6.8
5.1	6.2	2.2	Mortgage Banking Revenue	0.5	0.6	0.6	0.5	1.0	0.9	0.7
39.2	37.9	36.5	Insurance Premiums and Commissions	10.2	8.9	8.7	8.7	10.6	9.0	8.3
9.5	8.5	9.2	Investment Product Fees	2.1	2.2	2.3	2.6	2.6	2.9	3.0
9.2	2.4	4.1	Company-owned Life Insurance	0.8	1.2	1.0	1.0	1.2	1.3	1.4
—	—	—	Change in Idemnification Asset	—	—	—	—	—	—	0.5
17.9	13.7	14.4	Other Income	4.0	3.3	3.6	3.5	3.5	4.9	4.5

160.6	160.3	155.5	Total Fees, Service Charges & Other Rev.	39.4	39.3	38.4	38.4	41.3	42.9	44.3

7.6	2.5	13.2	Gains (Losses) Sales of Securities (1)	3.0	3.2	3.2	3.7	1.2	0.5	2.9
(1.1)	0.7	1.5	Gains (Losses) Derivatives	0.6	0.4	0.4	0.1	0.3	0.2	0.1

167.0	163.5	170.1	Total Noninterest Income	43.0	43.0	42.0	42.2	42.8	43.6	47.3

410.3	394.9	388.6	Total Revenues	98.1	98.1	96.1	96.2	104.2	105.9	119.9

167.8	181.4	170.6	Salaries and Employee Benefits	42.4	41.1	41.7	45.4	44.5	43.1	52.3
39.7	47.1	46.4	Occupancy	12.2	11.8	11.7	10.6	12.3	12.2	13.3
9.5	10.4	10.6	Equipment	2.8	2.6	2.6	2.6	3.0	2.8	2.9
9.6	9.6	5.7	Marketing	1.4	1.4	1.5	1.4	1.3	1.6	1.3
19.0	20.7	21.4	Data Processing	5.5	5.6	5.1	5.1	6.1	5.8	5.7
9.3	10.9	9.8	Communication	2.7	2.5	2.3	2.3	2.3	2.6	2.5
7.2	9.5	8.3	Professional Fees	1.7	2.2	1.6	2.8	2.4	2.1	5.9
6.6	4.3	3.9	Loan Expenses	0.9	1.1	1.0	0.9	1.1	1.1	1.1
3.3	4.3	2.9	Supplies	0.8	0.7	0.7	0.8	0.6	0.9	0.6
1.5	12.4	8.4	FDIC Assessment	2.4	1.7	2.1	2.2	2.2	1.8	1.7
23.9	28.3	26.2	Other Expense	4.2	7.2	5.7	9.1	4.1	5.7	7.8

297.2	339.0	314.3	Total Noninterest Expense	77.1	77.9	76.1	83.3	79.9	79.8	95.2

51.5	63.3	30.8	Provision for Loan Losses	9.3	8.0	6.4	7.1	3.3	3.2	(0.1)

61.6	(7.4)	43.5	Income (loss) before Income Taxes	11.8	12.3	13.6	5.8	21.0	22.9	24.8

(0.9)	(21.1)	5.3	Total Taxes	1.7	1.7	1.7	0.1	4.5	5.9	8.0

$62.5	$13.7	$38.2	Net Income (Loss)	$10.1	$10.5	$11.9	$5.7	$16.4	$17.0	$16.8

$0.95	$0.14	$0.44	Net Income (Loss) Avail to Common	$0.12	$0.12	$0.13	$0.07	$0.17	$0.18	$0.18

65,660	71,314	86,785	Average Basic Common Shares (000’s)	86,752	86,786	86,795	86,804	94,433	94,479	94,492
65,776	71,367	86,928	Average Diluted Common Shares (000’s)	86,797	86,911	86,931	87,005	94,670	94,701	94,785

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp
Balance Sheet (EOP)
Third Quarter 2011
($ in Millions)

						Change from Prior Year
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	9/30/2011	vs. 9/30/2010	12/31/2009	12/31/2008
Assets
Fed Reserve Bank Account	$68.4	$193.3	$273.9	$141.4	$18.0	$50.4	N/M	$317.5	$—
Money Market Investments	6.2	2.5	11.1	2.8	25.1	(18.9)	-75.3%	35.6	30.1
Investments:
Treasury & Gov’t Sponsored Agencies	424.8	695.3	713.0	680.9	995.1	(570.3)	-57.3%	1,142.7	389.3
Mortgage-backed Securities	1,533.2	1,306.0	1,208.0	1,188.3	1,232.9	300.3	24.4%	1,048.4	1,172.6
States & Political Subdivisions	607.8	585.3	559.3	566.3	554.7	53.2	9.6%	534.6	482.2
Other Securities	218.1	206.6	216.4	194.8	198.0	20.1	10.1%	192.7	221.7

Total Investments	2,784.0	2,793.2	2,696.7	2,630.4	2,980.7	(196.7)	-6.6%	2,918.3	2,265.8

Residential Real Estate Loans Held for Sale	4.7	6.1	3.1	3.8	3.5	1.2	34.2%	17.5	17.2
Leases Held for Sale	—	—	—	—	—	—	0.0%	55.3	—
Loans (includes covered loans): (1)
Commercial	1,313.5	1,176.7	1,175.0	1,105.3	1,151.6	161.9	14.1%	1,209.3	1,510.4
Commercial Leases	87.0	92.9	99.3	106.1	115.3	(28.3)	-24.5%	77.9	387.6
Commercial & Agriculture Real Estate	1,496.1	1,170.4	1,218.4	942.4	981.5	514.6	52.4%	1,062.9	1,154.9
Consumer:
Home Equity	362.7	255.7	259.5	248.3	260.0	102.7	39.5%	274.8	270.0
Other Consumer Loans	675.2	626.2	658.8	676.6	711.7	(36.5)	-5.1%	807.2	941.0

Subtotal of Commercial & Consumer Loans	3,934.6	3,321.9	3,411.0	3,078.7	3,220.2	714.5	22.2%	3,432.1	4,263.8
Residential Real Estate	916.7	795.4	779.8	664.7	483.0	433.7	89.8%	403.4	496.5

Total Loans	4,851.3	4,117.3	4,190.8	3,743.5	3,703.1	1,148.2	31.0%	3,835.5	4,760.4

Total Earning Assets	7,714.7	7,112.4	7,175.6	6,521.8	6,730.5	984.2	14.6%	7,179.7	7,073.4

Allowance for Loan Losses	(65.5)	(70.2)	(72.7)	(72.3)	(72.1)	(6.6)	-9.2%	(69.5)	(67.1)
Nonearning Assets:
Cash and Due from Banks	194.6	139.8	127.9	107.4	129.2	65.4	50.7%	144.2	162.9
Premises & Equipment	75.3	65.9	66.7	48.8	50.1	25.2	50.3%	52.4	44.6
Goodwill & Intangible Assets	302.3	270.4	271.0	194.1	195.6	106.7	54.6%	200.2	186.8
Company-owned Life Insurance	247.2	245.8	244.5	226.2	226.0	21.2	9.4%	224.7	223.1
FDIC Indemnification Asset	168.1	—	—	—	—	168.1	N/M	—	—
Other Assets (2)	296.1	254.6	272.2	238.0	247.0	49.1	19.9%	273.8	250.1

Total Nonearning Assets	1,283.5	976.6	982.4	814.4	847.8	435.7	51.4%	895.2	867.6

Total Assets	$8,932.7	$8,018.8	$8,085.3	$7,263.9	$7,506.1	$1,426.6	19.0%	$8,005.3	$7,873.9

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,728.5	$1,504.6	$1,421.4	$1,276.0	$1,267.4	$461.1	36.4%	$1,188.3	$888.6
NOW Accounts	1,517.1	1,333.0	1,448.0	1,297.4	1,163.6	353.5	30.4%	1,354.3	1,292.6
Savings Accounts	1,624.8	1,304.2	1,192.0	1,079.4	1,046.0	578.8	55.3%	972.2	874.6
Money Market Accounts	306.1	315.3	353.9	334.8	344.3	(38.2)	-11.1%	381.1	420.8
Other Time under $100,000	1,171.6	1,012.9	1,050.8	988.7	1,083.1	88.6	8.2%	1,284.3	1,224.2
Other Time $100,000 & over	494.6	484.4	519.9	466.3	514.8	(20.2)	-3.9%	653.3	550.0

Total Core Deposits	6,842.8	5,954.4	5,986.1	5,442.7	5,419.2	1,423.6	26.3%	5,833.5	5,250.8
Brokered CD’s	24.5	60.7	73.8	20.2	20.3	4.2	20.9%	69.9	171.5

Total Deposits	6,867.3	6,015.1	6,059.9	5,462.9	5,439.4	1,427.8	26.2%	5,903.5	5,422.3

Short-term Borrowings	341.0	305.2	374.3	298.2	367.8	(26.8)	-7.3%	331.1	649.6
Long-term Borrowings	443.9	440.5	439.6	421.9	578.3	(134.4)	-23.2%	699.1	834.9

Total Borrowed Funds	784.9	745.7	813.8	720.1	946.0	(161.2)	-17.0%	1,030.2	1,484.5
Accrued Expenses & Other Liabilities	252.9	249.8	227.5	202.0	224.9	27.9	12.4%	227.8	236.2

Total Liabilities	7,905.0	7,010.6	7,101.3	6,385.1	6,610.4	1,294.6	19.6%	7,161.5	7,143.0

Preferred Stock & Surplus	—	—	—	—	—	—	—	—	97.4
Common Stock, Surplus & Retained Earnings	1,003.1	991.9	980.5	880.1	879.9	123.3	14.0%	864.2	687.0
Other Comprehensive Income	24.6	16.4	3.5	(1.3)	15.8	8.8	55.3%	(20.4)	(53.5)

Total Shareholders Equity	1,027.7	1,008.3	984.0	878.8	895.7	132.0	14.7%	843.8	730.9

Total Liabilities & Shareholders Equity	$8,932.7	$8,018.8	$8,085.3	$7,263.9	$7,506.1	$1,426.6	19.0%	$8,005.3	$7,873.9

(1) Includes covered loans:	$711.3	—	—	—	—	711.3	N/M	—	—
(2) Includes covered ORE:	31.9	—	—	—	—	31.9	N/M	—	—

EOP — End of period actual balances

N/M = Not meaningful

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

2008	2009	2010		2010				2011
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Assets
$1.6	$0.0	$—	Fed Funds Sold & Resell Agreements	$—	$—	$—	$—	$—	$—	$—
—	41.2	152.3	Fed Reserve Bank Account	254.0	174.4	97.9	83.0	159.8	244.4	138.2
20.3	38.5	25.4	Money Market Investments	30.7	30.6	24.3	16.2	6.7	7.1	3.9
			Investments:
439.1	916.3	1,057.9	Treasury & Gov’t Sponsored Agencies	1,170.9	1,212.1	1,023.4	825.3	746.4	720.9	563.0
1,130.7	1,063.3	1,092.6	Mortgage-backed Securities	1,028.5	1,019.7	1,135.0	1,187.3	1,225.2	1,212.8	1,514.8
329.4	506.7	536.3	States & Political Subdivisions	559.7	530.4	502.7	552.4	561.2	567.8	588.1
251.4	214.4	198.7	Other Securities	197.3	200.3	198.3	199.0	214.0	206.9	218.6

2,150.6	2,700.7	2,885.6	Total Investments	2,956.5	2,962.6	2,859.4	2,764.0	2,746.7	2,708.3	2,884.5

7.2	11.7	4.2	Residential Real Estate Loans Held for Sale	6.4	3.0	3.7	3.4	3.6	3.4	3.9
—	84.9	24.2	Leases Held for Sale	54.1	42.7	—	—	—	—	—
			Loans (includes covered loans):
1,429.6	1,383.6	1,152.0	Commercial	1,172.6	1,137.0	1,160.6	1,137.7	1,187.3	1,180.7	1,277.0
349.9	216.1	95.3	Commercial Leases	73.9	78.0	117.8	111.5	102.0	95.0	90.1
1,205.1	1,117.3	1,007.6	Commercial & Agriculture Real Estate	1,050.2	1,021.6	992.0	966.8	1,219.6	1,189.1	1,384.4
			Consumer:
254.9	273.1	264.7	Home Equity	273.8	267.7	262.6	254.7	266.3	257.6	328.0
935.7	882.3	742.7	Other Consumer Loans	791.0	757.4	726.7	695.8	674.4	642.0	662.4

4,175.1	3,872.5	3,262.3	Subtotal of Commercial & Consumer Loans	3,361.5	3,261.8	3,259.7	3,166.4	3,449.6	3,364.3	3,741.9
520.9	457.8	460.5	Residential Real Estate	403.3	418.0	455.2	565.6	752.5	789.4	854.2

4,696.0	4,330.2	3,722.9	Total Loans	3,764.7	3,679.8	3,714.9	3,732.1	4,202.0	4,153.6	4,596.1

6,875.7	7,207.2	6,814.6	Total Earning Assets	7,066.5	6,893.0	6,700.2	6,598.7	7,118.9	7,116.9	7,626.7

(62.0)	(70.1)	(73.9)	Allowance for Loan Losses	(71.6)	(73.7)	(74.8)	(75.3)	(73.3)	(73.8)	(71.7)
804.1	852.7	845.7	Nonearning Assets	855.0	851.9	840.6	835.4	992.8	978.2	1,164.9

$7,617.8	$7,989.8	$7,586.4	Total Assets	$7,850.0	$7,671.2	$7,466.0	$7,358.7	$8,038.4	$8,021.3	$8,719.8

			Liabilities & Equity
$835.0	$1,018.4	$1,182.7	Noninterest-bearing Demand Deposits	$1,146.5	$1,151.5	$1,182.7	$1,249.9	$1,395.7	$1,452.6	$1,636.5
1,249.5	1,250.7	1,221.4	NOW Accounts	1,262.4	1,220.4	1,193.7	1,208.8	1,451.5	1,433.4	1,464.4
886.4	937.6	1,043.3	Savings Accounts	1,011.7	1,051.4	1,039.8	1,070.3	1,159.7	1,252.4	1,513.4
487.5	436.5	361.2	Money Market Accounts	379.7	372.1	352.7	340.1	352.4	336.6	314.7
1,696.4	1,956.9	1,709.2	Other Time	1,882.3	1,757.1	1,661.4	1,536.0	1,616.4	1,530.7	1,711.0

5,154.7	5,600.2	5,517.7	Total Core Deposits	5,682.7	5,552.5	5,430.4	5,405.1	5,975.6	6,005.7	6,640.0

170.7	97.8	44.4	Brokered CD’s	69.9	64.8	22.5	20.3	79.7	65.1	35.8

5,325.4	5,698.0	5,562.0	Total Deposits	5,752.6	5,617.3	5,452.8	5,425.3	6,055.3	6,070.8	6,675.7

616.9	527.1	328.5	Short-term Borrowings	330.1	334.7	320.0	329.4	370.8	325.5	340.6
810.1	812.1	615.0	Long-term Borrowings	699.1	650.9	593.4	516.6	441.5	439.4	461.0

1,427.0	1,339.2	943.5	Total Borrowed Funds	1,029.2	985.6	913.4	846.0	812.4	764.9	801.7

205.2	228.6	211.7	Accrued Expenses & Other Liabilities	219.2	211.1	218.7	197.6	201.2	194.9	226.4

6,957.7	7,265.9	6,717.2	Total Liabilities	7,001.0	6,814.0	6,584.9	6,468.9	7,068.9	7,030.7	7,703.8

5.2	24.1	—	Preferred Stock & Surplus	—	—	—	(0.0)	—	—	—
688.7	735.0	869.6	Common Stock, Surplus & Retained Earnings	863.2	865.9	873.8	875.6	970.8	983.6	998.5
(33.7)	(35.3)	(0.4)	Other Comprehensive Income	(14.2)	(8.7)	7.2	14.2	(1.3)	7.1	17.6

660.2	723.9	869.2	Total Shareholders Equity	848.9	857.2	881.0	889.8	969.5	990.7	1,016.1

$7,617.8	$7,989.8	$7,586.4	Total Liabilities & Shareholders Equity	$7,850.0	$7,671.2	$7,466.0	$7,358.7	$8,038.4	$8,021.3	$8,719.8

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

2008	2009	2010		2010				2011
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Earning Assets:
3.40%	0.17%	0.24%	Fed Funds Sold, Resell Agr, Fed Reserve Bank Acct, & Money Mkt	0.26%	0.22%	0.23%	0.24%	0.24%	0.25%	0.24%
			Investments:
4.90%	4.01%	3.21%	Treasury & Gov’t Sponsored Agencies	3.46%	3.26%	3.11%	2.93%	2.45%	2.29%	2.27%
5.01%	4.93%	3.96%	Mortgage-backed Securities	4.39%	4.22%	3.82%	3.48%	3.24%	3.07%	2.59%
6.91%	6.72%	6.19%	States & Political Subdivisions	6.34%	6.26%	6.08%	6.06%	6.14%	5.91%	5.73%
5.54%	4.93%	4.68%	Other Securities	4.71%	4.79%	4.49%	4.75%	4.36%	4.42%	4.39%

5.38%	4.96%	3.93%	Total Investments	4.44%	4.25%	4.02%	3.93%	3.72%	3.56%	3.30%

			Loans:
5.65%	4.00%	4.21%	Commercial	4.06%	4.23%	4.16%	4.14%	4.27%	4.40%	4.73%
6.82%	6.72%	6.45%	Commercial Leases (1)	6.73%	6.02%	6.51%	6.52%	6.57%	6.48%	6.21%
6.22%	4.62%	4.47%	Commercial & Agriculture Real Estate	4.48%	4.47%	4.36%	4.31%	5.12%	5.88%	6.67%
			Consumer:
5.51%	3.57%	3.68%	Home Equity	3.63%	3.67%	3.70%	3.71%	3.79%	3.80%	3.81%
7.66%	7.27%	7.15%	Other Consumer Loans	7.32%	7.19%	7.10%	6.99%	7.19%	6.88%	7.29%

6.35%	5.08%	4.76%	Subtotal of Commercial & Consumer Loans	5.05%	5.04%	4.96%	4.90%	5.22%	5.46%	5.91%
5.87%	5.63%	5.64%	Residential Real Estate Loans (1)	5.60%	5.76%	5.76%	5.49%	4.96%	4.90%	4.87%

6.30%	5.14%	5.07%	Total Loans (1)	5.07%	5.08%	5.02%	4.95%	5.13%	5.31%	5.67%

5.99%	5.02%	4.55%	Total Earning Assets	4.60%	4.55%	4.49%	4.45%	4.47%	4.47%	4.67%

			Interest-bearing Liabilities:
0.51%	0.04%	0.03%	NOW Accounts	0.04%	0.03%	0.03%	0.03%	0.06%	0.04%	0.03%
1.46%	0.38%	0.30%	Savings Accounts	0.31%	0.30%	0.30%	0.29%	0.30%	0.28%	0.29%
1.12%	0.10%	0.10%	Money Market Accounts	0.10%	0.10%	0.10%	0.10%	0.11%	0.11%	0.10%
3.74%	3.01%	2.50%	Other Time	2.62%	2.49%	2.43%	2.43%	2.13%	2.13%	1.85%

2.04%	1.39%	1.07%	Total Interest-bearing Deposits	1.18%	1.08%	1.04%	0.99%	0.86%	0.82%	0.74%
4.25%	4.26%	4.51%	Brokered CD’s	4.44%	4.47%	4.78%	4.80%	1.75%	2.01%	0.98%

2.13%	1.45%	1.11%	Total Interest-bearing Deposits & CD’s	1.23%	1.13%	1.06%	1.01%	0.87%	0.83%	0.74%

1.77%	0.27%	0.20%	Short-term Borrowings	0.31%	0.18%	0.16%	0.16%	0.16%	0.14%	0.15%
5.29%	4.96%	4.74%	Long-term Borrowings	4.60%	4.70%	4.79%	4.76%	4.35%	4.39%	4.33%

3.77%	3.11%	3.16%	Total Borrowed Funds	3.27%	3.19%	3.19%	2.98%	2.47%	2.60%	2.56%

2.52%	1.82%	1.47%	Total Interest-bearing Liabilities	1.60%	1.50%	1.44%	1.34%	1.11%	1.08%	0.99%

3.47%	3.20%	3.08%	Net Interest Rate Spread	3.00%	3.05%	3.05%	3.12%	3.36%	3.39%	3.68%

3.82%	3.50%	3.40%	Net Interest Margin (FTE)	3.33%	3.40%	3.42%	3.46%	3.62%	3.67%	3.96%

$19.3	$20.8	$13.5	FTE Adjustment ($ in millions)	$3.7	$3.5	$3.2	$3.1	$3.0	$2.9	$2.9

FTE — Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Asset Quality (EOP) Excludes Covered Assets (4)
($ in Millions)

2008	2009	2010		2010				2011
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$56.5	$67.1	$69.5	Beginning Allowance for Loan Losses	$69.5	$72.1	$71.9	$72.1	$72.3	$72.7	$70.2

51.5	63.3	30.8	Provision for Loan Losses	9.3	8.0	6.4	7.1	3.3	3.2	(0.1)

(51.2)	(78.0)	(41.3)	Gross Charge-offs	(10.9)	(11.8)	(8.2)	(10.4)	(6.3)	(8.9)	(7.5)
—	(0.6)	—	Write-downs from Loans Sold	—	—	—	—	—	—	—
10.4	17.8	13.3	Gross Recoveries	4.2	3.6	2.1	3.5	3.4	3.1	2.6

(40.8)	(60.8)	(28.0)	Net Charge-offs	(6.7)	(8.2)	(6.1)	(6.9)	(2.9)	(5.8)	(4.9)

$67.1	$69.5	$72.3	Ending Allowance for Loan Losses	$72.1	$71.9	$72.1	$72.3	$72.7	$70.2	$65.2

0.87%	1.40%	0.75%	Net Charge-offs / Average Loans (1)	0.72%	0.90%	0.66%	0.74%	0.27%	0.56%	0.50%

$4,696.0	$4,330.2	$3,722.9	Average Loans Outstanding (1)	$3,764.7	$3,679.8	$3,714.9	$3,732.1	$4,202.0	$4,153.6	$3,876.8

$4,760.4	$3,835.5	$3,743.5	EOP Loans Outstanding (1)	$3,714.9	$3,731.1	$3,703.1	$3,743.5	$4,190.8	$4,117.3	$4,140.1

1.41%	1.81%	1.93%	Allowance for Loan Loss / EOP Loans (1)	1.94%	1.93%	1.95%	1.93%	1.74%	1.70%	1.58%

			Underperforming Assets:
$2.9	$3.5	$0.6	Loans 90 Days & over (still accruing)	$1.3	$0.5	$1.4	$0.6	$0.7	$0.4	$1.2

			Non-performing Loans:
64.0	67.0	70.9	Nonaccrual Loans (2)	68.1	68.9	69.8	70.9	121.4	118.4	124.8
—	—	—	Renegotiated Loans	—	—	—	—	—	—	—

64.0	67.0	70.9	Total Non-performing Loans	68.1	68.9	69.8	70.9	121.4	118.4	124.8

2.9	8.1	5.6	Foreclosed properties	9.6	7.0	5.9	5.6	14.1	9.9	9.4

$69.9	$78.7	$77.1	Total Underperforming Assets	$79.1	$76.3	$77.1	$77.1	$136.3	$128.8	$135.3

$180.1	$157.1	$174.3	Classified Loans — “Problem Loans”	$160.5	$157.7	$170.9	$174.3	$223.4	$229.3	$226.4
34.5	161.2	105.6	Other Classified Assets	158.5	152.3	148.0	105.6	92.5	117.3	113.2
124.9	103.5	84.0	Criticized Loans — “Special Mention Loans”	104.9	100.7	75.0	84.0	115.8	105.6	98.5

$339.5	$421.7	$363.9	Total Classified & Criticized Assets	$423.8	$410.7	$393.9	$363.9	$431.7	$452.2	$438.1

1.35%	1.75%	1.90%	Non-performing loans / EOP Loans (1)	1.83%	1.85%	1.89%	1.90%	2.90%	2.88%	3.01%

105%	104%	102%	Allowance to Non-performing Loans (3)	106%	104%	103%	102%	60%	59%	52%

1.47%	2.05%	2.06%	Under-performing Assets / EOP Loans (1)	2.13%	2.05%	2.08%	2.06%	3.25%	3.13%	3.27%

$7,873.9	$8,005.3	$7,263.9	EOP Total Assets (includes covered assets)	$7,818.3	$7,701.1	$7,506.1	$7,263.9	$8,085.3	$8,018.8	$8,932.7

0.89%	0.98%	1.06%	Under-performing Assets / EOP Assets	1.01%	0.99%	1.03%	1.06%	1.69%	1.61%	1.52%

EOP - End of period actual balances

(1)	Excludes residential loans and leases held for sale.

(2)	Includes $9.4 million in 3Q11 of renegotiated loans.

(3)	In accordance with accounting for business combinations, there was no allowance brought forward on any of the 1/1/11 acquired loans, as the credit losses evident in the loans were included in the determination of the fair value of the loans at the acquisition date and are generally represented by the nonaccretable balance.

(4)	Covered assets were marked to fair value at acquisition, including estimated loan impairments. Covered assets are excluded from these asset quality ratios as arrangements with the FDIC and acquisition discounts are expected to provide substantial protection against losses on these covered assets.

Old National Bancorp
NON-GAAP MEASURES
Third Quarter 2011
($ In Millions except EPS information)

				2010				2011
2008	2009	2010		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Actual EOP Balances
$730.9	$843.8	$878.8	GAAP Shareholders’ Equity	$855.5	$874.7	$895.7	$878.8	$984.0	$1,008.3	$1,027.7

			Deduct:
159.2	167.9	167.9	Goodwill	167.9	167.9	167.9	167.9	236.3	236.3	266.0
27.6	32.3	26.2	Intangibles	30.7	29.2	27.7	26.2	34.7	34.1	36.3

186.8	200.2	194.1		198.6	197.1	195.6	194.1	271.0	270.4	302.3

$544.0	$643.6	$684.7	Tangible Shareholders’ Equity	$657.0	$677.7	$700.1	$684.7	$713.0	$737.8	$725.4

			Deduct:
97.4	—	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	—	—	—	—

$446.7	$643.6	$684.7	Tangible Common Shareholders’ Equity	$657.0	$677.7	$700.1	$684.7	$713.0	$737.8	$725.4

			Actual EOP Balances
$7,873.9	$8,005.3	$7,263.9	GAAP Assets	$7,818.3	$7,701.1	$7,506.1	$7,263.9	$8,085.3	$8,018.8	$8,932.7

			Add:
1.0	0.2	0.5	Trust Overdrafts	0.3	0.1	0.1	0.5	0.1	0.4	0.4

			Deduct:
159.2	167.9	167.9	Goodwill	167.9	167.9	167.9	167.9	236.3	236.3	266.0
27.6	32.3	26.2	Intangibles	30.7	29.2	27.7	26.2	34.7	34.1	36.3

186.8	200.2	194.1		198.6	197.1	195.6	194.1	271.0	270.4	302.3

$7,688.0	$7,805.4	$7,070.3	Tangible Assets	$7,620.0	$7,504.1	$7,310.6	$7,070.3	$7,814.4	$7,748.8	$8,630.8

5,555.2	5,173.1	4,720.9	Risk Weighted Assets	5,038.2	4,847.4	4,803.2	4,720.9	5,062.8	4,978.4	5,406.5

			Actual EOP Balances
$62.5	$13.7	$38.2	GAAP Net Income	$10.1	$10.5	$11.9	$5.7	$16.4	$17.0	$16.8

			Add:
3.6	4.9	4.6	Intangible Amortization (net of tax)	1.2	1.1	1.1	1.1	1.6	1.5	1.7

$66.1	$18.6	$42.8	Tangible Net Income	$11.3	$11.7	$13.0	$6.9	$18.0	$18.5	$18.5

			Tangible Ratios
14.79%	2.89%	6.26%	Return on Tangible Common Equity	6.87%	6.88%	7.44%	4.01%	10.10%	10.05%	10.20%
0.86%	0.24%	0.61%	Return on Tangible Assets	0.59%	0.62%	0.71%	0.39%	0.92%	0.96%	0.86%
5.81%	8.25%	9.68%	Tangible Common Equity to Tangible Assets	8.62%	9.03%	9.58%	9.68%	9.12%	9.52%	8.40%
8.04%	12.44%	14.50%	Tangible Common Equity to Risk Wgt Assets	13.04%	13.98%	14.58%	14.50%	14.08%	14.82%	13.42%
6.74	7.38	7.85	Tangible Common Book Value (1)	7.54	7.77	8.03	7.85	7.53	7.79	7.66

Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.

Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1) Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.